

TENAX THERAPEUTICS

March 2022 I Corporate Presentation

www.tenaxthera.com

NASDAQ TENX

TENAX THERAPEUTICS

Safe Harbor Statement

Disclaimer

Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: risks of our clinical trials, including, but not limited to, the timing, delays, costs, design, initiation, enrollment, and results of such trials; reliance on third parties; risks regarding the formulation, production, marketing and customer acceptance of our product candidates; the potential advantages of our product candidates; our estimates regarding the potential market opportunity for our product candidates; intellectual property risks; our competitive position; our ability to raise additional money to fund our operations for at least the next 12 months as a going concern; our ability to maintain our culture and recruit, integrate and retain qualified personnel and advisors; volatility and uncertainty in the global economy and financial markets in light of the evolving COVID-19 pandemic and geopolitical uncertainties such as in Ukraine; changes in legal, regulatory and legislative environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and other risks and uncertainties set forth from time to time in our SEC filings. Tenax Therapeutics assumes no obligation and does not intend to update these forward-looking statements except as required by law.

Mission Statement

Specialty pharmaceutical company focused on identifying and developing therapeutics that address cardio-pulmonary diseases with high unmet medical need, with an initial therapeutic focus on pulmonary hypertension



Tenax Therapeutics underwent a transformation in 2021

New Leadership and a Stronger Intellectual Property Position

New leadership at the Executive level:
CEO, CMO, CFO

New leadership at the Director level
Five physician entrepreneurs on the Board of Directors

New leadership at the Scientific Advisory level
Internationally renowned academic experts

New intellectual property strategy
Novel methods, R&D discoveries, patent strategy combine for new protections

Scientific Advisory Boards

World Recognized Experts in Pulmonary Hypertension and Heart Failure

TNX-103 & TNX-102 (levosimendan) consultants

Sanjiv Shah, MD

Professor of Medicine, Northwestern University Feinberg School of Medicine

Director, Northwestern HFpEF Program, Bluhm Cardiovascular Institute

Daniel Burkhoff, MD, PhD

Director Heart Failure, Hemodynamics and MCS Research at the Cardiovascular Research Foundation

Adjunct Associate Professor of Medicine, Columbia University

Barry Borlaug, MD

Professor of Medicine, Mayo Clinic Alix School of Medicine

Chair for Research, Division of Circulatory Failure

TNX-201 (imatinib) consultants

Anna Hemnes, MD

Associate Professor of Medicine, Division of Allergy, Pulmonary & Critical Care Medicine, Vanderbilt University Medical Center

Editor-in-Chief, Pulmonary Circulation Journal

Robert Frantz, MD

Professor of Medicine, Mayo Clinic Alix School of Medicine

Director, Pulmonary Hypertension Clinic

Director, Unexplained Dyspnea Clinic

Bradley Maron, MD

Assistant Professor of Medicine, Harvard Medical School

Co-director, Pulmonary Vascular Disease Center, VA Boston

John Ryan, MD, MB, BCh, BAO

Associate Professor of Cardiovascular Medicine, University of Utah

Director, Pulmonary Hypertension Clinic, University of Utah

Northwestern Medicine | Cardiovascular Research Foundation | Columbia University in the City of New York | Mayo Clinic | Vanderbilt University | Harvard University | Health University of Utah

Tenax Therapeutics Investment Summary

Two therapies poised to have a major impact on patient lives

Two Phase 3-ready Drug Programs Addressing Both Orphan and Large CV Markets with Significant Unmet Need

TNX-201 *(Novel, coated form of imatinib mesylate)*
- BCR-Abl, PDGFR, and c-Kit tyrosine kinase inhibitor

Pulmonary Arterial Hypertension

TNX-103 *(oral)* & **TNX-102** *(subcutaneous)* *levosimendan*
- K+ATP channel activator/Ca++ sensitizer

Pulmonary Hypertension with Left Heart Failure

Both drugs expected to be the first of their kind for their respective conditions

Extraordinary Market Opportunities

Orphan Disease and Large Patient Population Markets With Significant Unmet Medical Need

TNX-201 (imatinib)

Pulmonary Arterial Hypertension (PAH)

PAH market >$5B*, yet no disease-modifying treatments

12 pulmonary vasodilator drugs approved, marginal efficacy
- *7% fall in PA pressure*
- *11% increase in 6MWT*



United Therapeutics, $1,445 , 27%
Pfizer, $150 , 3%
Gilead, $618 , 12%
Bayer, $415 , 8%
Actelion (J&J), $2,623 , 50%

IMATINIB: First disease-modifying treatment

TNX-103, TNX-102 (levosimendan)

Pulmonary Hypertension Due To Left Heart Disease

Approximately 1.5M U.S. patients with no approved drug therapies**

Completely Open Market Opportunity

LEVOSIMENDAN: First available & First-in-class treatment

Both PAH and PH-LHD with >50% five-year mortality rate***

All potential market opportunities are estimates only.

* *From manufacturer Annual Reports, 2019*

** *Lai, Yen-Chun, Longfei Wang, and Mark T. Gladwin. "Insights into the pulmonary vascular complications of heart failure with preserved ejection fraction." The Journal of Physiology 597.4 (2019): 1143-1156.*

*** *Farber et al. "Five-Year Outcomes of Patients Enrolled in the REVEAL Registry" CHEST (2015) & Vanderpool, Rebecca, et al., "Association Between Hemodynamic Markers of PH and Outcomes in HFpEF." JAMA Cardiology. (2018).*

US/EU5/JAPAN Market Estimate 2020-2030
Disease Modifying Agents have Potential to Drive Growth


$7,000,000,000
$6,000,000,000
$5,000,000,000
$4,000,000,000
$3,000,000,000
$2,000,000,000
$1,000,000,000
$-
GLOBAL PAH MARKET
Potential Disease Modifying Agents
2020
2030
Tenax market estimates
PDE5 Inhibitors
Potential Disease Modifying Agents
Prostacyclin Receptor Agonists
sGC Stimulator
Endothelin Receptor Antagonists

TENAX THERAPEUTICS

TNX-201 (imatinib) Development Program

for Pulmonary Arterial Hypertension (WHO Group 1)



TENAX THERAPEUTICS

Overview of Pulmonary Arterial Hypertension (PAH)

The Disease:

WHO Group 1 Pulmonary Hypertension

Progressive, fatal orphan disease with no cure

57% survival at 5 years*

with current therapies

Large unmet clinical need

with no disease-modifying treatments available

* *Vanderpool, Rebecca, et al., "Association Between Hemodynamic Markers of PH and Outcomes in HFpEF." JAMA Cardiology. (2018).*

Overview of PAH:

The Pathology

As the pulmonary artery narrows, the pulmonary pressure increases.


Healthy Artery
External elastic lamina
Smooth muscle cell
Internal elastic lamina
Endothelial cell
Blood Flow
NO
PGI2
ET-1
TXA2
1. Endothelial dysfunction
NO
PGI2
ET-1
TXA2
Vasoconstriction
2. Vascular remodeling
Inflammatory cell
Muscularization / Medial Hypertrophy
Intimal Fibrosis
3. Plexiform lesion & In situ Thrombosis

Overview of PAH

The Solution: TNX-201 (*imatinib mesylate*)

Developed by Novartis

as the first curative treatment of chronic leukemia (Gleevec®)

Considered one of the greatest breakthroughs

in cancer research, operates by targeting key growth factors

Disease reversal demonstrated

with imatinib in animal models of **PAH** convinced Novartis to seek approval

Imatinib Targets the Pathophysiology of PAH



PAEC
PASMC
GF
Basal membrane
Healthy
Endothelial disruption
PASMC proliferation and migration

PAEC = pulmonary artery endothelial cell

PASMC = pulmonary artery smooth muscle cell

GF = growth factors BCR-Abl, PDGFR, c-Kit

imatinib blocks *and* reverses

Proof of Concept IMPRES STUDY

Imatinib is Proven Effective in Treating PAH

Phase 3 Clinical Trial:

Imatinib Mesylate as Add-On Therapy for Pulmonary Arterial Hypertension: Results of the Randomized IMPRES Study

Results: After 24 weeks, the mean placebo-corrected treatment effect on 6-minute walk distance was 32 meters (95% confidence interval, 12–52; **P=0.002**)

Conclusions: Imatinib improved exercise capacity and hemodynamics in patients with advanced PAH, but **frequent dropout events prevented approval.**

The primary endpoint was change in 6-minute walk distance


A
Change in 6MWD from baseline (m)
70
60
50
40
30
20
10
0
Imatinib
Placebo
*P<0.05
0
4
8
12
16
20
24
Time (weeks)

No. of patients							
Imatinib	103	89	84	76	71	72	66
Placebo	98	93	91	88	82	84	80

Circulation. 2013;127:1128-1138.

TENAX THERAPEUTICS

Proof of Concept

Imatinib Efficacy and Safety Data From IMPRES Study Provides Guidance for Phase 3

01 Even though **efficacy was established,** Novartis withdrew the NDA and abandoned the patent for PAH

02 **Excessive dropouts** in the IMPRES trial, mostly related to early onset side effects from imatinib, required another trial

03 Tenax' **novel** dose *and* **unique modified release** oral formulation are designed to **mitigate gastric irritation,** the most common side effect of imatinib

04 IMPRES data **demonstrated the critical dose of oral imatinib** to achieve clinical efficacy, central to our Phase 3 protocol

Phase 3 Clinical Trial Protocol Design

TNX-201 (*unique, modified-release imatinib mesylate*) for PAH

Strong FDA agreement with Tenax' clinical trial design to ***both*** **minimize risks** and **increase likelihood of success:**

- Unique oral formulation:
  - **Novel modified release formulation** to minimize gastric exposure and enhance bioavailability
- Protocol refined with input from two world-renowned clinical trial experts
  - Open label lead-in to eliminate those patients who do not **tolerate** the drug
  - Parallel design to ensure effective dosing

Other routes: the development risks of inhaled imatinib

2 companies pursuing inhaled formulations of imatinib are conducting Phase 1/2 trials based on unproven claims that this route will have advantages over the oral route

RISK:
Inhalation is subject to **unpredictable bioavailability**, which varies from patient to patient

RISK:
Whether **enough** drug can be **absorbed** by inhalation to be effective remains **unknown**

RISK:
Whether it is possible for inhaled imatinib to achieve meaningful **efficacy** in PAH has **not yet been determined**

RISK:
Whether the lungs can even **tolerate prolonged exposure** to inhaled imatinib is unknown

TNX-201 (*unique, modified-release imatinib mesylate*) for PAH
Program Summary

- Single Phase 3 clinical trial for approval of a drug with *established efficacy*, planned to begin enrolling 2H 2022
- FDA supports Tenax' protocol design: increases efficacy, reduces number of patients, tests improved formulation
- Substantial lead over two developers of inhaled imatinib for PAH
- Current PAH market (orphan disease) generates >$5B annual sales
  - Every PAH patient a potential candidate for this disease modifying therapy

TNX-103 & TNX-102 (levosimendan) Development Program

for Pulmonary Hypertension with Left Heart Disease (WHO Group 2)



TENAX THERAPEUTICS

Overview

Pulmonary Hypertension with Left Heart Disease



3%
15%
2%
9%
68%
PAH (WHO Group 1)
PH with Left Heart Disease (WHO Group 2)
PH with Chronic Lung Disease (WHO Group 3)
CTEPH (WHO Group 4)
PH due to unknown causes (WHO Group 5)

- WHO Group 2 PH is the **most common type** of PH in the world
- Progressive, relentless, worsens over time
- Limits lifestyle to avoiding all activity
- **Not a single treatment** is even suggested by the current guidelines

Overview

Two Major Forms Of Left Heart Failure

Systolic Heart Failure (failure to squeeze adequately)

Approved Treatments: ACE Inhibitors, Angiotensin Receptor Blockers, Beta Blockers, Mineralocorticoid Receptor Antagonists, Angiotensin Receptor-Neprilysin Inhibitors, I_f channel inhibitors, Hydralazine, Nitrates, SGLT2 Inhibitors

Diastolic Heart Failure (failure to fill adequately)

Approved Treatments:

In the last year, first 2 therapies were approved to treat this form of heart failure.

Inadequate HF treatment leads to the development of pulmonary hypertension

Overview: Pathophysiology of PH-LHD

A re-focus on the venous side of the problem


Coughing
Tiredness
Shortness of breath
Pulmonary edema (excess fluid *in* lungs)
Pumping action of the heart grows weaker
Pleural effusion (excess fluid *around* lungs)
Swelling in abdomen (ascites)
Swelling in ankles and legs

Recent studies have identified that the *venous circulation* is the target

VOLUME OVERLOAD

INCREASED CENTRAL VENOUS PRESSURE

INCREASED PULMONARY VENOUS PRESSURE

PULMONARY HYPERTENSION

Remarkable Discoveries around TNX-103

01

Levosimendan is a ***unique K+ATP channel activator*** and calcium sensitizer*

No other drug shares these properties

02

Levosimendan has strong vasodilatory effects on venous beds**

Causes a **marked reduction** in central venous pressure (CVP)

Causes a **marked reduction** in pulmonary venous pressure (PCWP)

03

Recent clinical science has ***confirmed*** that reducing the **elevated CVP and PCWP are critical targets** for left heart failure***

* Rich, Stuart, Burkhoff, Daniel, Pollesello, Piero, Papp, Zoltan. "Levosimendan-induced vendilation is mediated by opening of potassium channels." ESC Heart Failure. 10.1002 (2021)

** Brener, Michael I., et al. "Changes in stressed blood volume with levosimendan in pulmonary hypertension from heart failure with preserved ejection fraction: insights regarding mechanism of action from the HELP trial." Journal of Cardiac Failure 27.9 (2021): 1023-1026

*** Fudim, Marat, et al. "Splanchnic Nerve Block for Chronic Heart Failure." Heart Failure 8.9 (2020): 742-752.

Proof of Concept

TNX-103 (*IV levosimendan*) Phase 2 trial design

Open label lead-in phase to evaluate the effects of ***IV levosimendan*** on **hemodynamics at rest and exercise after 24 hours**

Patients with an initial response were enrolled into randomized, double blinded treatment with **once weekly infusions of *IV levosimendan*** for 6 weeks

Patients return after 6 weeks for **final assessment of 6-minute walk** and a hemodynamic study

Overview of the cause of PH-LHD

Exercise Hemodynamics Confirm the Diagnosis

The increase in PCWP during exercise (red) is ***the critical feature*** of PH-LHD that produces disability and death.
No treatment has been able to prevent this.


HR
90 bpm
60 rpm
SBP
DBP


A
p<0.0001
PCWP (mmHg)
40
30
20
10
0
Baseline
Feet Up
1 min Exercise
Peak Exercise
1 min Recovery
* p<0.0001 for ΔPCWP (vs NCD)
† p<0.0001 vs base (within group)
‡ p<0.01 vs base (within group)
NCD
HFpEF

Marc A. Pfeffer, Amil M. Shah, Barry A. Borlaug. "Heart Failure with Preserved Ejection Fraction in Perspective." Circulation Research 124 (2019): 1598-1617

TENAX THERAPEUTICS

TNX-103 (*levosimendan*) Improves CVP and PCWP at rest and with Exercise



Levosimendan Group
Baseline
24 Hr Levo Infusion
CVP (mmHg)
0
10
20
30
40
50
Legs Down
Legs Up
25 Watts



Levosimendan Group
Baseline
24 Hr Levo Infusion
PCWP (mmHg)
0
10
20
30
40
50
Legs Down
Legs Up
25 Watts

Burkhoff D, Rich S, et. al. Levosimendan Improves Hemodynamics and Exercise Tolerance in PH-HFpEF. JACC Heart Fail. 2021; 9:360-370

TNX-103 (*levosimendan*) Improves Exercise Capacity

in PH-LHD Patients after 6 Weeks



Effects on 6-minute walk distance
p=0.033
Δ6 Minute Walk Distance (m)
30
20
10
0
-10
-20
-30
Placebo
Levosimendan

Dr. Barry Borlaug, The Mayo Clinic, global HFpEF expert:

*"…this is the first medicine that has actually improved 6-minute walk distance in **any patient population with HFpEF…**",*

HELP: One of 2021's "most talked about" publications in JACC: Heart Failure

JACC
Heart Failure

Best of 2021
A Year in Review

To highlight our most popular content last year, we have compiled lists of the Journal's most read articles, most talked about articles as captured by Altmetric, most popular tweets and most popular CME/MOC activites. We hope you enjoy this year-in-review summary and thank you for your diligent readership and support.

Christopher M. O'Connor, MD, MACC
Editor-in-Chief



MOST TALKED ABOUT

- 605 — Use of Cardiopulmonary Stress Testing for Patients With Unexplained Dyspnea Post–Coronavirus Disease
- 120 — Levosimendan Improves Hemodynamics and Exercise Tolerance in PH-HFpEF: Results of the Randomized Placebo-Controlled HELP Trial
- 100 — Chloride in Heart Failure: The Neglected Electrolyte
- 46 — Pragmatic Design of Randomized Clinical Trials for Heart Failure: Rationale and Design of the TRANSFORM-HF Trial
- 38 — Duration of Diabetes and Incident Heart Failure: The ARIC (Atherosclerosis Risk In Communities) Study

Data on online attention according to Altmetric, who according to JACC score each article by original shares online and mentions picked up, from discussions on social media platforms such as Twitter and Facebook, research blogs, mainstream media coverage, and bookmarks on reference managers.

Successful transition of patients from IV to Oral Levosimendan (TNX-103)

01 Oral levosimendan showed further **improved efficacy after 2 years** in clinical measurements of 6MW, BNP and NT-proBNP, and KCCQ, confirming durability.

02 **Patent granted January 2022** for administration of **subcutaneous** levosimendan (TNX-102) for use in PH-LHD and all other conditions in humans.

03 Non-provisional **patent of levosimendan** (multiple formulations) for PH-LHD under active review by the USPTO with decision expected in 2022.

TNX-103 & TNX-102 (levosimendan) Program Summary

- **PH-Left Heart Disease has a high unmet medical need:**
  - Estimated prevalence in the US >1,500,000
- **Efficacy demonstrated in Phase 2 attributed to levosimendan's unique, durable effect on venous circulation**
  - Patients safely transitioned to oral formulation, and stable, after 2 years
- **Positive Phase 2 hemodynamic and clinical data**
  - First 6MWD improvement demonstrated in any HFpEF population
- **Tenax plans to proceed with a patented formulation in a single Phase 3 trial**

Projected Development Timelines

TNX-201 (oral, modified release imatinib)


Milestones
2021
2022
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
TNX-201 Tablet Formulation Development
Phase 1 Comparative PK study conduct
Phase 1 Comparative PK topline results
Phase 3 Initiation

TNX-103 (oral levosimendan)


OLE with IV-oral transition
2021
2022
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Patient Transition
OLE IV Tx
IV-to-oral
oral
Substudy Completion and Results
Phase 3 Initiation
*

* Tenax will proceed with a novel formulation into our single Phase 3 trial, pending the outcome of USPTO examination (est. 2H 2022) of Tenax' claims on oral levosimendan, supported by the HELP trial

TENAX THERAPEUTICS

Tenax Therapeutics: Investment Case

Two potential best-in-class therapies with Phase 3 programs expected to start in 2022-23

FDA has agreed both products are approvable with strong data from a single Phase 3 trial. These trials require 150-350 subjects enrolled, each.

TNX-201 *(imatinib)* in Group 1 PH (orphan)

- Tenax is 1-2 years ahead of 2 companies developing inhaled formulations, and is using a dose and route of administration with efficacy proven in a previous Phase 3
- Potential for $1B/year peak sales in a market currently worth >$5B, orphan reimbursement and exclusivity*

TNX-102 & TNX-103 *(levosimendan)* in Group 2 PH, (highest unmet need in CV)

- First treatment to show efficacy on exercise capacity
- Most prevalent form of PH globally, est. >1.5M Americans
- Potential for $1.5B/year peak sales, with patent coverage to 2039*

* All potential market opportunities are estimates only.